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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 10, 1997


                          EVANS WITHYCOMBE RESIDENTIAL, INC.
                (Exact Name of Registrant as Specified in its Charter)


         Maryland                      1-13256                 86-0766008
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
    Incorporation)                                         Identification No.)

6991 East Camelback Road, Suite A-200                         85251
    Scottsdale, Arizona                                    (Zip Code)
(Address of Principal Executive Offices)

          Registrant's telephone number, including area code: (602) 840-1040

                                         None
            (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

    On September 8, 1995 Evans Withycombe Residential, Inc. (the "Company") filed a registration statement (File No. 33-96756) on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $200,000,000 in securities of the Company (the "Registration Statement"). On December 6, 1995, the Commission declared the Registration Statement, as amended by Amendment No. 1 and Amendment No. 2, effective. (The Registration Statement and definitive prospectus contained therein are collectively referred to as the "Prospectus.")

    The Company filed on February 11, 1997 a supplement to the Prospectus, dated February 10, 1997, relating to the issuance and sale of up to 2,070,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock Supplement"), with the Commission. In connection with the filing of the Common Stock Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    The following exhibits are filed with this report on Form 8-K:

    Exhibit No.         Description
    -----------         -----------
    1.1 Purchase Agreement by and among the Company, Evans Withycombe Residential, L.P., Merrill Lynch & Co.
                   and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated February 10, 1997, with respect to the issuance and sale by the Company of up to 2,070,000 shares of the Company's common stock.

    5.1 Opinion of Ballard Spahr Andrews & Ingersoll regarding the validity of the common stock.

    8.1 Opinion of Gibson, Dunn & Crutcher LLP regarding certain tax matters.

    23.1 Consent of Ballard Spahr Andrews & Ingersoll (included as part of Exhibit 5.1)

    23.2           Consent of Gibson, Dunn & Crutcher LLP (included as part of
                   Exhibit 8.1)

    23.3           Consent of Ernst & Young LLP.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             EVANS WITHYCOMBE RESIDENTIAL, INC.



Date:  February 11, 1997     By:  /s/ Paul R. Fannin
                                -------------------------------------
                                  Paul R. Fannin
                                  Senior Vice President and Chief
                                  Financial Officer, Treasurer and Secretary


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